                             AIM EQUITY FUNDS, INC.

                          AIM Capital Development Fund

                        Supplement dated July 1, 1998
                    to the Prospectus dated February 27, 1998

The following paragraphs are inserted as a new item under "CERTAIN INVESTMENT STRATEGIES AND POLICIES," before "Foreign Securities" on page 9 of the prospectus:

        "REAL ESTATE INVESTMENT TRUSTS ("REITS"). The Fund may invest in equity and/or debt securities issued by REITs. Such investments will not exceed 25% of the total assets of the Fund.

        REITs are trusts which sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the Southeastern United States, or both.

        To the extent that the Fund has the ability to invest in REITs, the Fund could conceivably own real estate directly as a result of a default on the securities it owns. The Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic condition, adverse change in the climate for real estate, increases in property taxes and operating expense, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

        In addition to the risks described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to maintain exemption from the 1940 Act. Changes in interest rates may also affect the value of debt securities held by the Fund. By investing in REITs indirectly through the Fund, a shareholder will bear not only his/her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs."

The following paragraphs should be inserted under the heading of "Risk Factors Regarding Foreign Securities--Currency Risk" on page 9:

        "Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain are members of the European Economic and Monetary Union (the "EEMU"). The EEMU intends to establish a common European currency for participating countries which will be known as the "euro." It is anticipated that each participating country will supplement its existing currency with the euro on January 1, 1999, and will replace its existing currency with the euro on July 1, 2002. Any other European country which is a member of the EEMU may elect to participate in the EEMU and may supplement its existing currency with the euro after January 1, 1999.

        The expected introduction of the euro presents unique risks and uncertainties, including whether the payment and operational systems of banks and other financial institutions will be ready by January 1, 1999; how outstanding financial contracts will be treated after January 1, 1999; the establishment of exchange rates for existing currencies and the euro; and the creation of suitable clearing and settlement systems for the euro. These and other factors could cause market disruptions before or after the introduction of the euro and could adversely affect the value of securities held by the Portfolio."

Kenneth Zschappel served as portfolio manager through June 30, 1998. The second paragraph under "Portfolio Managers" on page 13 of the prospectus us hereby deleted in its entirety and replaced with the following:

        "Edgar M. Larsen and Paul J. Rasplicka are primarily responsible for the day-to-day management of Capital Development. Mr. Larsen is Vice President of A I M Capital Managment, Inc. ("AIM Capital"), a wholly owned subsidiary of AIM, and has been responsible for the Fund since 1996. Mr. Larsen has been associated with AIM and/or its subsidiaries since 1996 and began his investment career in 1966. Prior to 1996, Mr. Larsen was Senior Vice President of John Hancock Advisers, Inc. in Houston and the portfolio manager of that firm's emerging growth fund. Mr. Rasplicka has been responsible for the Fund since 1998. Mr. Rasplicka has been associated with AIM and/or its subsidiaries since 1998 and began his investment career in 1982. Prior to 1998, Mr. Rasplicka was a portfolio manager for Institutional Trust Company, an affilliate of AIM from 1994 to 1998, and a Vice President of Chase Investment Counsel from 1992 to 1994."